UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 5, 2026
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
FORM 8-K

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On January 8, 2026, Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp, Inc. (the “Company”), announced the appointment of Mr. Dana R. Stewart to the position of First Executive Vice President and Chief Operating Officer, effective January 5, 2026. Mr. Stewart, age 57, has over 35 years of experience in the financial services industry. Mr. Stewart most recently held the position of Senior Vice President and Director of the Project Management Office for First National Bank (Pittsburgh, Pennsylvania) from 2015 to 2025. Prior to his time with First National Bank, Mr. Stewart served as Managing Director for BNYMellon (Pittsburgh, Pennsylvania) from 2007 to 2014. Mr. Stewart is a graduate of Grove City College where he received a Bachelor of Arts in Business Administration/Financial Planning, and Robert Morris University, where he received a Master of Business Administration.

In connection with his appointment, Mr. Stewart will receive an annual base salary of $310,000 and a change in control agreement with a severance benefit equal to 2.25 times his annual base salary as then in effect, and be eligible to participate in Mid Penn Bank's incentive, retirement and benefit plans as made available to similarly situated employees.

There are no family relationships between Mr. Stewart and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Stewart pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Stewart’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with Mr. Stewart’s appointment, Jordan D. Space, who served as Chief Operating Officer from January 12, 2024 through January 5, 2026, will continue to serve as President of the Private Bank and be responsible for managing MPB Financial Services, LLC and its two nonbank subsidiaries – MPB Risk Services, LLC and Cumberland Advisors, LLC.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits.

99.1	Press Release issued January 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: January 8, 2026	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
Chair, President and Chief Executive Officer